UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2014, Intersections Inc. (the "Company") held its annual meeting of stockholders.  Matters voted on at the annual meeting and the results thereof were as follows:

	For	Withheld	Broker Non-Votes
1. Directors

Michael R. Stanfield	12,841,974.70	356,515.00	4,112,159.00
John M. Albertine	12,351,927.70	846,562.00	4,112,159.00
Thomas G. Amato	12,617,342.70	581,147.00	4,112,159.00
James L. Kempner	12,775,008.70	423,481.00	4,112,159.00
Thomas L. Kempner	11,832,365.70	1,366,124.00	4,112,159.00
David A. McGough	12,703,904.70	494,585.00	4,112,159.00
William J. Wilson	12,349,959.70	848,530.00	4,112,159.00

	For	Against	Abstain	Broker Non-Votes
2. An advisory vote on executive compensation	9,245,737.70	3,933,776.00	18,976.00	4,112,159.00

	For	Against	Abstain	Broker Non-Votes
3. Approval of 2014 Stock Incentive Plan	8,756,123.70	4,427,652.00	14,712.00	4,112,161.00

	For	Against	Abstain	Broker Non-Votes
4. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2014	17,189,115.70	94,600.00	26,933.00	0.00

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2014

INTERSECTIONS INC.

By:	/s/ Neal Dittersdorf
Name:	Neal Dittersdorf
Title:	Executive Vice President